J.P. MORGAN INCOME FUNDS

JPMorgan Unconstrained Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated January 3, 2019

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information

dated July 1, 2018, as supplemented

Nicholas J. Gartside has resigned from J.P. Morgan Investment Management Inc. and, effective immediately, will no longer serve as a portfolio manager for the JPMorgan Unconstrained Debt Fund (the “Fund”).

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2010	Managing Director
Iain Stealey	2010	Managing Director

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers — Unconstrained Debt Fund” section of each Prospectus is hereby deleted in its entirety and replaced by the following:

Unconstrained Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund is comprised of Robert Michele, Managing Director and CFA charterholder and Iain Stealey, Managing Director and CFA charterholder. A portfolio manager for the Fund since its inception, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income and Currency Group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in New York, Europe and Asia. An employee of JPMIM since 2002 and a member of the portfolio management team for the Fund since its inception, Mr. Stealey is a portfolio manager in the International Fixed Income Group and Head of Global Aggregate Strategies and beginning in 2019, J.P. Morgan Asset Management’s International Chief Investment Officer of Global Fixed Income, Currency & Commodities. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Effective immediately, all references to Mr. Gartside are removed from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-UD-PM-119